EXHIBIT 99.1

Franchise Group, Inc. Acquires W.S. Badcock Corporation

  Transaction Expected to be Immediately Accretive to Earnings
  Regional Furniture, Mattress, Appliance Retailer Expected to Present Significant Synergy Opportunity with Existing Home Furnishing Brands
  Acquisition Financed with $575 Million Addition to Existing Credit Facility
  Company To Provide Consolidated 2022 Financial Expectations Inclusive of Badcock in December

DELAWARE, Ohio, Nov. 22, 2021 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group,” “FRG” or the “Company”) today announced that it has completed the acquisition of W.S. Badcock Corporation (“Badcock”), a leading home furnishings company in the Southeast U.S., in an all cash transaction valued at approximately $580 million (the “Transaction”).

Founded in 1904, W.S. Badcock Corporation operates 383 stores in eight southeastern states comprised of 68 corporate locations and 315 independent dealer owned stores. The stores are branded “Badcock Home Furniture & more” and carry a complete line of furniture, appliances, bedding, electronics, home office equipment, accessories and seasonal items.

“Protecting the legacy of our 117-year old family-owned business, which has been grown through five generations, our relationships with customers, vendors, dealers, employees, and our deep ties to the local communities in which we operate, have always been of utmost important to us,” said Bill Pou, Jr., Chairman of the Board of W.S. Badcock Corporation.  Mr. Pou further commented, “We wanted to find a buyer who would respect our company’s long and storied history and, in Franchise Group, we immediately recognized a management group and a company that shared our values and will help W.S. Badcock build upon the legacy created by the current family and those who preceded us. We are confident that we are leaving our treasured company in good hands and that this decision will help to produce a winning combination for our customers, vendors, dealers and employees.”

Brian Kahn, President & CEO of Franchise Group, said, “A sincere thank you to the Badcock family for entrusting their 117-year legacy to Franchise Group. We are very excited to welcome the Badcock management team, employees, dealers and customers to Franchise Group. Besides potential significant standalone earnings accretion for the Company, the addition of Badcock adds scale to, and anticipated synergies with our existing home furnishings franchise concepts, which we are confident will specifically benefit American Freight and Buddy’s franchisees and customers. Over its long history, Badcock has allocated capital among three discrete business lines: a retail footprint consisting of 383 locations; a real estate portfolio consisting of three distribution centers, 38 retail locations, and 27 corporate and certain other locations; and a consumer credit business that currently includes approximately $550 million of gross receivables. We look forward to partnering with Badcock’s management team in assessing their highest and best uses of capital and evaluating alternatives for certain non-core assets to rapidly de-lever Franchise Group back to our target net leverage ratio of 2-3x adjusted EBITDA. We also look forward to evaluating and implementing programs that may offer Badcock customers more options and greater flexibility, which we think will lead to higher revenue and profitability for Badcock dealers, similar to the process that led to improved unit economics for our Buddy’s and American Freight brands.”

For Badcock’s fiscal year end June 30, 2021, Badcock generated consolidated revenue of approximately $901.9 million and Adjusted EBITDA of approximately $139.5 million. Revenue and Adjusted EBITDA include financial results from all three discrete Badcock businesses. It is important to note that Franchise Group believes that Badcock’s consolidated Adjusted EBITDA for its last fiscal year, benefited indirectly by up to $50 million due to its customers receiving COVID-19 related government stimulus payments in 2021. Badcock will be included in Franchise Group’s financial results for about one month of fiscal year 2021 and will not have a material impact on fiscal year 2021 results. For fiscal year 2022, Franchise Group expects the Transaction will be at least $0.50 accretive to Non-GAAP EPS. Franchise Group is completing its 2022 budgeting process and will provide its 2022 financial outlook, as well as additional details regarding Badcock in the first half of December 2021.

J.P. Morgan arranged for $575 million in new term loans to finance the Transaction (the “Financing”).

Willkie Farr & Gallagher LLP, Troutman Pepper Hamilton Sanders LLP and DLA Piper LLP served as legal counsel to Franchise Group. Mann, Armistead & Epperson, Ltd. served as financial advisor and Trenam Law served as legal counsel to W.S. Badcock Corporation.

Conference Call & Webcast Information
Franchise Group will conduct a conference call on November 22nd at 9:00 A.M. ET to discuss the Transaction and the Financing. A real-time webcast of the conference call with slides will be available on the Events page of Franchise Group’s website at www.franchisegrp.com which will remain available under the “Past Events” portion of the Events page following the conference call. The conference call can also be accessed live via telephone at (877) 784-1793. The passcode is 4190579. Please dial in 5-10 minutes prior to the scheduled start time.

About Franchise Group
Franchise Group is an owner and operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its shareholders. Franchise Group’s business lines include Pet Supplies Plus, American Freight, The Vitamin Shoppe, Badcock Home Furniture & more, Buddy’s Home Furnishings and Sylvan Learning. On a combined basis, Franchise Group currently operates over 3,000 locations predominantly located in the U.S. that are either Company-run or operated pursuant to franchising and dealer agreements.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction and the Financing, anticipated benefits resulting from the Transaction, estimates regarding Badcock’s systemwide revenue, Badcock’s revenue and Adjusted EBITDA and expectations of Badcock’s revenue and Adjusted EBITDA in the future, the performance of Badcock and the success of Badcock’s strategic growth plans, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic and/or supply chain disruptions on economic conditions and the industry in general, and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the effect of the announcement of the Transaction and/or the Financing on the ability of the Company and Badcock to retain and hire key personnel and maintain relationships with their franchisees, dealers, customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction and/or the Financing; legal proceedings related to the Transaction and/or the Financing; costs, charges or expenses resulting from the Transaction and/or the Financing; growth of the dealer base at Badcock; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company and Badcock within the prevailing retail or other business environments; implementation of the strategy of the Company and Badcock; maintaining appropriate levels of inventory; or changes in tax policy. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Franchise Group Investor Relations Contact:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161